UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2022

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Ashford Center North, Suite 425

Atlanta, Georgia 30338

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WLMS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Williams Industrial Services Group Inc. (the “Company”) approved the amendment and restatement of the Williams Industrial Services Group Inc. 2015 Equity Incentive Plan (the “Plan”) at the Annual Meeting of Stockholders (the “Annual Meeting”) held on May 12, 2022. The amendment and restatement of the Plan increased the number of shares of the Company’s common stock authorized for issuance under the Plan by 1,000,000 shares; provided that dividends or dividend equivalents payable with respect to all awards granted under the Plan (not just performance-based awards) will be accumulated or reinvested until such award is earned, and the dividends or dividend equivalents shall not be paid if the underlying award does not become vested; provided that all awards granted under the Plan (not just awards granted to employees) generally are subject to a minimum one-year vesting requirement; and removed provisions that no longer apply due to the repeal of the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended.

A summary of the Plan, as amended and restated, is included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 23, 2022 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 12, 2022, at 9:00 a.m. Eastern Time in the conference center at 200 Ashford Center North, Atlanta, Georgia 30338. As described in the Proxy Statement, the following occurred:

•	The seven nominees for director were elected;

•	The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified;

•	A resolution to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was adopted; and

•	The amendment and restatement of the Plan was approved.

The voting results for each proposal were as follows:

Proposal 1 — Election of Directors:

	For	Withhold	Broker Non-Votes
Robert B. Mills	15,392,939	638,134	5,348,698
David A. B. Brown	15,386,684	644,389	5,348,698
Steven D. Davis	15,256,418	774,655	5,348,698
Linda A. Goodspeed	15,560,577	470,496	5,348,698
Nelson Obus	15,376,497	654,576	5,348,698
Tracy D. Pagliara	15,690,014	341,059	5,348,698
Mitchell I. Quain	15,245,249	785,824	5,348,698

Proposal 2 — Ratification of Moss Adams LLP as the Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
20,390,978	70,940	917,853	—

Proposal 3 — Advisory, Non-Binding Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
12,807,166	3,136,076	87,831	5,348,698

Proposal 4 — Approval of Amendment and Restatement of 2015 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
14,599,278	1,338,506	93,289	5,348,698

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	2015 Equity Incentive Plan (as amended and restated as of March 15, 2022).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2022	Williams Industrial Services Group Inc.

	By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Senior Vice President, Chief Administrative Officer, General Counsel & Secretary